Exhibit 99.1

Corrected Transcript

CORPORATE PARTICIPANTS
David M. Oliver
Interim Chief Financial Officer & Senior Vice President Finance-Controller, Chico's FAS, Inc.
Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
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OTHER PARTICIPANTS

Susan Anderson
Analyst, B. Riley Securities, Inc.
Janet J. Kloppenburg
Analyst, JJK Research
Marni Shapiro
Analyst, The Retail Tracker LLC
Dana Lauren Telsey
Analyst, Telsey Advisory Group LLC
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MANAGEMENT DISCUSSION SECTION

Operator: Welcome to Chico's FAS Second Quarter 2021 Conference Call and Webcast. All participants will be in listen-only mode. Please note, this call is being recorded.

I'd now like to turn the call over to David Oliver, Interim CFO and Senior Vice President Controller. Mr. Oliver, please go ahead.
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David M. Oliver
Interim Chief Financial Officer & Senior Vice President Finance-Controller, Chico's FAS, Inc.
Good morning, and welcome to the Chico's FAS second quarter 2021 conference call and webcast. Molly Langenstein, our CEO and President, also joins me today. For reference, our earnings release can be found on our website at www.chicosfas.com under Press Releases on the Investor Relations page.

Today's comments will include forward-looking statements regarding our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry, which speak only as of today's date. You should not unduly rely on these statements.

Important factors that could cause actual results or events to differ materially from those projected or implied by our forward-looking statements are included in today's earnings release, our SEC filings and the comments made on this call. We disclaim any obligation to update or revise any information discussed on the call, except as may be otherwise required by law.

Now, I'll turn the call over to Molly.
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
Thank you, David. And good morning, everyone. I'm excited to share our second quarter results as they underscore the incredible progress we continue to make in our turnaround strategy, despite pandemic challenges. Our earnings per share of $0.21 is the best second quarter performance we have posted since 2013.

This return to profitability was driven by our turnaround action plan that grew sales, expanded gross margins and diligently controlled our expenses. Our robust second quarter sales growth of 54% was across all three brands and was propelled by our meaningful enhancements in products and marketing which continue to significantly drive full-priced selling, reduced markdowns and increased gross margins.

Soma achieved the highest second quarter sales results in the brand's history. Not only did Soma post a 53% sales growth over last year's second quarter, comparable sales grew a remarkable 38% over the second quarter of 2019. In fact, we have had four consecutive quarters of comp growth at Soma. Congratulations to the Soma team.

Soma remains on track to delivering an incremental $100 million in sales this year. According to NPD research data, Soma's growth outpaced the market in non-sports bras, panties and sleepwear for the past 12 months compared to the same period in 2019. In addition, as customers' preferences have shifted to comfort, Soma strategically increased its wireless bra assortment, taking more market share than any other brand for the last 12 months compared to the same period in 2019.

We believe this data, along with our recent performance, is a strong indication that Soma is well-positioned to capture additional market share and explode into a billion-dollar brand by 2025.

The business strategies put in place in Soma around inventory, product, marketing and digital are working. And we are confident applying this proven playbook at Chico's and White House Black Market will continue their sales momentum.

Exciting things are indeed happening at both Chico's and White House Black Market as indicated by second quarter sales growth of 59%, and 48%, respectively. At both apparel brands, customers are enthusiastically responding to our elevated quality and styling enhancements, which are leading to meaningfully faster sell- through rates, higher productivity and more full-price sales and better maintained margins.

Our second quarter results once again highlight the incredible progress we are making on our five strategic priorities. So, let me take a few minutes to update you on each.

Priority number one, continuing our ongoing digital transformation.

Over the last 2.5 years, we have successfully transformed into a seamless digital-first, customer-led company adding resources and making strategic investments in talent and technology. We have been thrilled with the trajectory of our digital sales over this timeframe. As our store revenues continue to rebound, our second quarter digital sales grew 23% over 2019 levels. STYLECONNECT and MY CLOSET continue to gain traction. And customers using these proprietary digital tools are more engaged and have our highest conversion rates, UPTs and average order values. These tools continue to drive new multichannel customer growth and these customers are our most valuable, spending more than 3 times a single-channel customer.

Afterpay, the popular benefit launched in time for holiday last year, allowing for customers to pay for their purchases in installments, has also proven to be a terrific UPT and sales driver and is beating our expectations.
Priority two, further refining product through styling, fabric and innovation.

At each of our brands, we are leveraging customer data and insights, and continually elevating our product to take market share and drive results. Customers are clearly responding across all three brands. Continued newness and creating comfortable, beautiful solutions are core to the Soma brand.

We are feeding a conveyor belt of innovation for wireless and sports bras ensuring she has the absolute right bra for everything she does in her life. Sleepwear and panties continue to be strong and drove double-digit growth over last year and 2019 levels.

Chico's customers are continually responding to our newness, comfort features, novel technology and innovative fabrics with pronounced acceleration in the quarter in denim, pants, dresses, knits and woven tops. White House Black Market also continued to benefit from elevated styling and quality improvements. And customers responded to our new pant and short programs as well as knits and dresses. Congratulations to the apparel teams for a great quarter.

Next, driving significant increased customer engagement through digital storytelling.

Through our enhanced customer data analytics and insights, we have elevated and targeted our marketing efforts which are driving brand awareness, generating traffic and acquiring new customers.

We continue to allocate more resources to digital storytelling, social influencers and other social efforts. Our social media customer engagement continues to grow and customers are responding to influencers and associates. We continue to acquire new customers and their average age continues to trend younger than existing customers which reinforces the runway for all three brands.

Priority four, maintaining our operating and cost disciplines.

Our most meaningful second quarter accomplishment was our gross margin performance. In fact, we posted our highest gross margin rate in 13 consecutive quarters. This was driven by strength in full-priced sales and the corresponding reduction and promotion. Our on-hand inventories remained strategically lean, down 27% versus last year's second quarter and down 20% compared to the second quarter of 2019.

Scarcity of products and social proofing continued to drive a sense of urgency for customer purchasing. These factors should continue to strengthen gross margin performance. However, we are facing certain headwinds in the back half of the year that will impact gross margin and sales including cost pressures from logistics, sourcing, fulfillment and the labor market. These considerations are included in our guidance that David will cover later in the call.

And finally our last priority, delivering higher productivity in our real estate portfolio.

We delivered strong store growth during the quarter and stores continued to be an integral part of our overall strategy as data indicates that digital sales are higher in markets where we have a strong retail presence.

Prudent store growth makes sense where the investment delivers profitable returns. We have successfully opened 47 Soma shop-in-shops inside Chico's stores which are exceeding expectations, driving new customers to both brands and further expanding our digital business. More of these shop-in-shops are scheduled going forward with a total of 70 expected by first quarter of next year.

At the same time, we continued to rationalize and tighten our real estate portfolio for higher store profitability standards. Accordingly, we will continue to shrink our store base primarily as leases come due, lease kick-outs are available or buyouts make economic sense. We have lease flexibility with nearly 60% of our leases coming up for renewal or kick-outs available over the next two to three years.

We are still on track to close 13% to 16% of our remaining store fleets through the end of fiscal 2023 with 45 to 50 of those closures occurring this fiscal year. During the quarter we closed 9 stores bringing our year-to-date closings to 18, and we ended the quarter with 1,284 boutiques.

Now, let me turn the call over to David to update you on our financial performance.
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David M. Oliver
Interim Chief Financial Officer & Senior Vice President Finance-Controller, Chico's FAS, Inc.
Thanks, Molly. We are very pleased with our company's return to profitability posting diluted earnings per share of
$0.21 for the second quarter, compared to a $0.40 loss per share for last year's second quarter and a $0.02 loss per share for the second quarter fiscal 2019.

Q2 is our best quarter earnings performance since 2013. Second quarter net sales totaled $472 million, compared to $306 million last year. This 54% increase reflects meaningful improvement in product and marketing, which drove full-priced selling as well as a recovery in store sales as our stores were temporarily closed or operating at reduced hours last year partially offset by 29 net store closures in the last 12 months.

Looking at the second quarter compared to 2019, our comparable sales were basically flat declining just 1.6%, with Soma improving 38% and Chico's and White House Black Market declining 14% and 5%, respectively.

Total company on-hand inventories compared to 2019 declined 20%, with Soma up 19% and Chico's and White House Black Market down 32% and 49%, respectively, illustrating that the strategic investments in Soma's growth and our turnaround strategy in Chico's and White House Black Market are working.

Second quarter gross margin was 38.4%, compared to 14.6% last year which included the impact of significant noncash inventory write-offs. This year, we meaningfully expanded our margin rate as a result of the disciplined inventory control, strategically reduced promotions and more full-priced selling. This was our highest gross margin rate in 13 consecutive quarters.

SG&A expenses for the second quarter totaled $146 million or 30.9% of sales, an improvement of more than 400 basis points from last year's second quarter and nearly 300 basis points better than the second quarter of 2019.

We have continued our cost discipline and reduction initiatives, enabling us to realize leverage in the current year. Regarding our financial position, we continue to build cash and our balance sheet continues to strengthen. We ended the quarter with over $137 million in cash and marketable securities, an increase of nearly $35 million over the first quarter. Borrowings on our $300 million credit facility remained unchanged from fiscal year-end at $149 million. Our financial position and liquidity continues to be bolstered by improving retail sales and a lean expense structure that better aligns cost with sales.

In addition, during the second quarter, we received a $16 million income tax refund related to the $55 million income tax receivable reported in the first quarter and we expect to receive the balance of the $55 million in the third quarter. We anticipate building cash throughout the remainder of fiscal 2021.

In the second quarter, we continued our lease renegotiation initiatives with A&G Real Estate Partners securing year-to-date commitments of approximately $15 million and incremental savings from landlords, the majority of which will be realized this fiscal year. This is in addition to the $65 million in abatements and reductions negotiated last year for a total savings to-date of $80 million.

Now, turning to our outlook. During the balance of fiscal 2021, we expect improving year-over-year demand, but recognize that there is economic uncertainty as we continue to manage through the pandemic.

In addition, we're facing macro supply chain headwinds in the back half of the year that we expect will impact sales and gross margin, including higher freight cost, extended transit times and product supplier handover delays driven by the pandemic. Accordingly, given this uncertainty, we're not providing specific guidance, but instead offering high-level outlook expectations for the third quarter and fiscal year.

For the third quarter, we expect consolidated year-over-year sales improvement in the 18% to 22% range, gross margin rate improvement of 13 to 15 percentage points over third quarter last year, SG&A as a percentage of sales to improve 500 to 600 basis points year-over-year and an income tax rate of 34% to 35%.

For the full fiscal year, we expect consolidated year-over-year net sales improvement in the 32% to 35% range, gross margin rate improvement of 20 to 22 percentage points over fiscal 2020, SG&A as a percent of sales to improve 500 to 600 basis points year-over-year and an income tax rate of 34% to 35%.

I'll now turn the call back over to the operator for Q&A.
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QUESTION AND ANSWER SECTION

Operator: Thank you. [Operator Instructions] Our first question comes from Susan Anderson from B. Riley. Please go ahead.
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Susan Anderson
Analyst, B. Riley Securities, Inc.
Hi. Good morning. Really nice job in the quarter, it's nice to see the significant improvement there. I'm curious just looking out to third quarter, it looks like your guidance is maybe expecting a slowdown versus 2019 levels from second quarter, so just curious if there's something driving that and then also have you seen the impact from the Delta variant.
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
Thank you, Susan. Let me start with the third quarter question that you mentioned in terms of the slowdown to second quarter and then I'll follow up with the impact on the Delta variant. So, the biggest headwind that we see in front of us is in sourcing and with the back half in terms of being with less strategic inventories, we need to make sure that we ensure our pipeline coming into us. So, we've done several things on the sourcing front which really is what's impacting the guidance on the sales. First of all, we are managing and pivoting our supply chain, responding to the rising COVID cases that right now are resulting in manufacturing delays in countries like Vietnam specifically.

Today, 73% of our ex-factory is leaving on time and the sourcing team is doing an excellent job managing what they can and we've been successful moving 9% of our overall production out of Vietnam into other countries.
Having said that, even though we are moving deliveries and we have protected those goods from Vietnam at least partially, we are experiencing additional delays in terms of the ports and also in terms of road. So, that is why we are more cautious in the back half of the year knowing that we have some of these supply chain headwinds.

In regards to the impact on the Delta variant, we are not seeing, if we look at the month of August, any differences in traffic to our stores. There's been a little tiny bit that we've seen in the last couple of days, but some of that is part of the hurricane impact overall to the traffic, but we are watching it very closely.
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Susan Anderson
Analyst, B. Riley Securities, Inc.
Great. That's good to hear. And then also maybe if you could talk about the gross margin, very nice performance in the second quarter. How much of that's sustainable longer term and then also do you see more opportunity on the gross margin front as we look out over the next couple of years?
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David M. Oliver
Interim Chief Financial Officer & Senior Vice President Finance-Controller, Chico's FAS, Inc.
Sure. Thanks, Susan. Regarding gross margin, we're not providing guidance long term on gross margin at this time. But the biggest factors regarding gross margin as you look back over the years, as we've been overpurchasing, and we've had poor products in recent years, in particular in the apparel brands. So, we've become more disciplined in how we're managing our inventories and we're improving our product, and I think both would benefit gross margin performance moving forward.
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Susan Anderson
Analyst, B. Riley Securities, Inc.
Great. Thank you. And if I could just one more follow-up on Soma, you mentioned you expect it to be a much larger brand as we look out into the future. Maybe if you could talk about where you see that brand going and also just in terms of product categories, is there still opportunity to expand into new product categories?
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
Susan, we are excited about the opportunities in Soma and the record performance that we had for this quarter with our record sales in Q2. The key point in terms of Soma is the aggressive market share that we are taking in bras and how that also complement the additional market share with panties. And we are finding that there are many additional categories within bras that we can expand into. So, we just launched two new bras actually this past month and we have a pipeline of innovation that we have put into place in front of us to be able to continue to grow that category.

Additionally, we enjoy a fantastic sleepwear program within the brand and we see the changes that we've made within marketing to be able to invite more people into the brand, have been working for us over the last two years.

The shop-in-shop additions into Chico's has introduced it to additional customers and they are also responding positively.

So, this is about growth in the brand not only in stores, in shop-in-shops and online, and also recognition from getting additional customers into the brand from an age standpoint and diversity and size.
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Susan Anderson
Analyst, B. Riley Securities, Inc.
Great. Thanks so much. Good luck.
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
There's a lot more runway in front of us. Yeah. Thank you.
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Operator: The next question comes from Janet Kloppenburg from JJK Research. Please go ahead.
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Janet J. Kloppenburg
Analyst, JJK Research
Hi, everybody. Can you hear me?
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David M. Oliver
Interim Chief Financial Officer & Senior Vice President Finance-Controller, Chico's FAS, Inc.
Yes.
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
Yes.
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Janet J. Kloppenburg
Analyst, JJK Research
Okay. Thank you. Congratulations on the progress. If you look at your sales guidance for the year, you get to about something close to $1.8 billion versus the $2 billion you did in 2019. Can you adjust the 2019 number for store closing so we know how much closer you are on a like-for-like store base?
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
Well, we shared that the comp for the quarter was down 1.6%, which would include the store closures in totality. So, that is in that number and that includes the stores that are close to this day, yeah.
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Janet J. Kloppenburg

Analyst, JJK Research
So, I take the $2 billion that you did for 2019 down about 2% and I get the like-to-like number. Is that right?
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
Yes. And then, we've also listed out the stores that we've closed so far through Q2 and we have additional stores to close in the back half of the year.
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Janet J. Kloppenburg
Analyst, JJK Research
Right. So, it'll be a greater impact in the back half of the year.
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
Yes.
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Janet J. Kloppenburg
Analyst, JJK Research
Okay. And then, that would – that decline versus 2019 then will be reflective of lost productivity at Chico's and White House Black Market. So, I'm wondering how you're thinking about that, Molly, and when you think you might be able to get back to pre-pandemic levels there?
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
Janet, we don't look at it as lost productivity. We look at as this is part of our turnaround strategy and how we are resetting the brand. Something that's been key to our strategy is walking away from promotions and that has been intentional. So, key to be to being able...
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Janet J. Kloppenburg
Analyst, JJK Research
Okay.
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
...to deliver a new brand to consumers is resetting that brand image and keeping our inventories tight this year is part of our strategy.
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Janet J. Kloppenburg
Analyst, JJK Research

Okay. Thank you. And when you look at Chico's and White House, how far along do you think you are in that turnaround in terms of winning your customer back, maybe you look at the loyalty attachment, those kinds of things, repeat purchases. Some of what's going on in women's apparel has to do with just the fact that women didn't buy any clothes last year. So, sometimes – or not a meaningful amount of cloths for work or social occasion. So, the question is, where are you in terms of winning back your customer on a repeat basis as we look forward, how much more work is there to do in these repositioning programs?
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
I would give you the statistics of our spend per customer. Our spend per customer...
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Janet J. Kloppenburg
Analyst, JJK Research
Okay.
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.

...in the second quarter in all three brands was at its highest level in five years, and so that is a testimony that the customers are not buying just single items but multiple items at a higher AUR and that includes new customers to the brand, reactivated customers and our loyals.
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Janet J. Kloppenburg
Analyst, JJK Research
Okay. Great. That's great. And when you think about the supply chain issues that are going on right now, do you think this is a scenario that could continue into next year?
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
Yes, we have every indication from the market that these will certainly continue into the first half of the year and why we have moved up our lifecycle calendar four weeks, we have partnered with suppliers to find alternative countries for production and also we have found different ports to be able to use, so we are using every strategy and tactic to be able to manage and get in front of this going forward and when need be, we are definitely flipping to air to ensure that we have a flow of inventory.
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Janet J. Kloppenburg
Analyst, JJK Research
So, do you think that the inventories picture for both Chico's and White House will be improved as we enter the fourth quarter and the first quarter still constrained but improved versus where it is now?
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.

We have a thoughtful plan on part of our resetting strategy and our turnaround plan on gradually moving those brands forward. So, you will see our continued investments in both of those brands and we are also not taking our foot off of the gas on Soma.
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Janet J. Kloppenburg
Analyst, JJK Research
Great. Well, you've done much better on the inventory levels at Soma. So, I guess you must be airing that.
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
We have a combination in all three of the brands and we're prioritizing our biggest key items and drivers in those differentiator categories to make sure that we have them on time and making that decision between the three brands.
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Janet J. Kloppenburg
Analyst, JJK Research
Okay. Thanks so much.
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
You're welcome, Janet.
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Janet J. Kloppenburg
Analyst, JJK Research
Good luck.
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
Thank you.
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Operator: The next question comes from Marni Shapiro from Retail Tracker. Please go ahead.
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Marni Shapiro
Analyst, The Retail Tracker LLC
Hey, guys. Congratulations on the improvements and I have to say your latest Chico's set is absolutely beautiful.
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.

Thank you, Marni.
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Marni Shapiro
Analyst, The Retail Tracker LLC
Could you just talk... You're welcome. So, could you talk a little bit on two topics, one on marketing, if you could talk a little bit about your thoughts on marketing spend for the back half of the year, you had that outstanding viral TikTok.

And I'm just curious about marketing and what your spend looks in the back half of the year. And then, just a quick question on traffic, are you seeing traffic at the stores improve or is sales being driven more by conversion and AUR, just curious what the mix shift is there.
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
So, let me start with the marketing spend on the back half and then I'll come back to the traffic and mix and kind of what we're seeing in the stores. So for marketing, we continue to push more of the budget towards digital. In fact, our digital spend is double that of the traditional marketing spend and that is our allocation for the back half as well. And in that digital spend, we are pushing more dollars into social, not only for our Facebook Live events but also influencers.
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Marni Shapiro
Analyst, The Retail Tracker LLC
Yeah.
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
And we also even have associates that are using that platform with great success and that continues to drive traffic and revenue, so – and we are also spending. So, we have a...
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Marni Shapiro
Analyst, The Retail Tracker LLC
Yeah.
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
...how we look at in terms of acquiring customers and reactivating and really literally do a plan by customer to make sure that we hit our numbers. So, that's how we're thinking about the back half of the year.

In terms of traffic in stores, the store traffic is still down and so year-over-year it has improved as stores have fully reopened. Overall, compared to 2019, traffic at Chico's and White House Black Market is still down and is up modestly at Soma.

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Marni Shapiro
Analyst, The Retail Tracker LLC
Okay. So, this is all being driven by conversion and AUR.
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
Yes. Yes, conversion, AUR and UPTs.
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Marni Shapiro
Analyst, The Retail Tracker LLC
Fantastic. Thanks so much. That's all. I'll take the rest offline.
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
Thank you, Marni.
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Operator: The next question comes from Dana Telsey from Telsey Advisory Group. Please go ahead.
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Dana Lauren Telsey
Analyst, Telsey Advisory Group LLC
Good morning. Nice to see the progress. Can you unpack the performance between the stores and digital by brand? What did you see? Was there anything different that you noticed? And with the full-priced sell-through on raw materials, are you taking price increases that you think are sticky? And then, I've a quick follow-up.
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
So, let me start with the stores and things that we've noticed between the different channels. The customer that we saw when we really first started to open up more in the second quarter was excited to come back to stores. However, we do still see that her behavior of pre-shopping online has not waned. So, she's spending a lot of looking online and then either contacting her stylist to make sure that she can get things in the fitting room for her to try on, which then makes her trip to the store much shorter and faster in terms of the transaction. So, we're still seeing a behavior between both channels and very interactive, but there was early in the quarter a lot of euphoria for customers to get back in the stores and meet with the person and that traffic has pretty much remained consistent between the three brands during the quarter.

So, if that answers your question in terms of how we're seeing the stores and the digital, they're definitely playing and supporting one another which is what we hoped to do.

In terms of prices and how we're thinking about prices, there are cost pressures as in logistic, sourcing, fulfillment and even fabric and manufacturing, and our primary goal is to maintain or improve the quality of our product, and then deliver that product as quickly as possible to customers.

So having said that, we have surgically looked at ticket prices by style and by category, and raised ticket prices where we feel it is in the price value that our customer would expect, so we've done that very judiciously and surgically.
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Dana Lauren Telsey
Analyst, Telsey Advisory Group LLC
Got it. And then just following up on the real estate commentary that you made, so it sounds like there's a little bit more on renegotiated lease terms and dollars that you get back, anything as you look out to 2022 what we should look at that way and the Soma shop-in-shops in Chico's appears to be successful. What are you replacing by putting that in and does that go chainwide?
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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
I'll take on the shop-in-shops and then I will give David the other question. And so, what the shop-in-shops are replacing is actually clearance. And so, we're serious about making sure that we have reset the brands for regular price for the future and making sure that we've got a – we've picked – we've selected stores that are very big footprint so that the 350 square feet that occupies the Soma shop-in-shops that it fits in nicely and it actually is not disrupting the Chico's business. So, it's a plus one, not a – so it's definitely an and.

And right now, we see that by first quarter we'll have up to 70 open. There might be a few more stores, Dana, than not to look at for the future but really where we will focus our growth in 2022 is opening new Soma stores and put our attention there.
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Dana Lauren Telsey
Analyst, Telsey Advisory Group LLC
Thank you.
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David M. Oliver
Interim Chief Financial Officer & Senior Vice President Finance-Controller, Chico's FAS, Inc.
Dana, regarding the A&G Real Estate initiatives, as you know we had $65 million in savings last year. We've added to that in Phase 2 with additional $15 million. We're currently nearing the end of Phase 2 with that $15 million of savings, and as stated this morning, we expect the $15 million, most of that to be realized this fiscal year. That stated, the earnings impact as it translates into the P&L is based over the remaining lease term, and so you're not going to see that in the P&L, but you will ultimately see it in the cash balance.
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Dana Lauren Telsey
Analyst, Telsey Advisory Group LLC
Thank you.
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Operator: This concludes our question-and-answer session. I'd like to turn the call back over to Molly Langenstein for closing comments.

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Molly Langenstein
Chief Executive Officer, President & Director, Chico's FAS, Inc.
Thank you. We are a digital-first, customer-led company with three unique brands, each with tremendous growth potential. Our turnaround is on track and we are well-positioned to build on our first half momentum, continue to improve our operating performance, and generate shareholder value over the long term. We have an exciting future ahead. Thank you so much for your interest in Chico's FAS and for joining us today. We look forward to speaking with you again in November for our third quarter call.
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